UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2003

Date of Report (Date of earliest event reported)

MESABA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720 150 South Fifth Street Minneapolis, MN 55402
(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021
(Registrant’s Telephone Number, including Area Code)

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit 99               Press release reporting financial results for the fiscal year ended March 31, 2003, dated May 14, 2003.

ITEM 9.                                                     REGULATION FD DISCLOSURE.

Pursuant to the interim guidance provided in Release No. 33-8216, the registrant hereby furnishes disclosure regarding its release of material non-public information relating to its results of operations for a completed annual fiscal period under Item 12 of Form 8-K.

On May 14, 2003, the registrant publicly announced financial results for the fiscal year ended March 31, 2003.  For further information, please refer to the press release attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003

MESABA HOLDINGS, INC.

	By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release reporting financial results for the fiscal year ended March 31, 2003, dated May 14, 2003.